UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2011

Farmer Bros. Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20333 South Normandie Avenue, Torrance, California		90502
(Address of Principal Executive Offices)		(Zip Code)

(310) 787-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Employment Agreements

Jeffrey A. Wahba

On May 18, 2011, Farmer Bros. Co., a Delaware corporation (the “Company”), and Jeffrey A. Wahba entered into an Amended and Restated Employment Agreement, effective as of April 19, 2011 (the “Wahba Employment Agreement”), pursuant to which Mr. Wahba will serve as Interim Co-Chief Executive Officer of the Company, reporting to the Audit Committee of the Board of Directors, and Treasurer and Chief Financial Officer of the Company, with oversight responsibility for all financial (including treasury), accounting, legal and compliance functions of the Company, green coffee purchasing and the operations of the Company’s Spice Products division. The terms of Mr. Wahba’s employment were previously described in the Company’s Current Report on Form 8-K filed with the SEC on April 6, 2011 and are incorporated herein by reference, with the exception of the definition of “Good Reason” which was clarified in the Wahba Employment Agreement to provide that “Good Reason” will exist if Mr. Wahba is not offered or, if offered does not accept the position of permanent sole CEO or permanent co-CEO, or no permanent CEO has been selected by the Company by January 1, 2012 (each a “trigger event”), and within six months after the applicable trigger event, he resigns all positions with the Company and its subsidiaries on at least ninety (90) days’ notice and cooperates reasonably in the transition of his duties. In addition, the equity awards provided in the Wahba Employment Agreement were made on May 19, 2011 as described below in Item 5.02(e). The Wahba Employment Agreement replaces in its entirety the Employment Agreement, dated as of February 25, 2010, by and between the Company and Mr. Wahba, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 3, 2010. The foregoing description does not purport to be complete and is qualified in its entirety by the full text of the Wahba Employment Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Patrick G. Criteser

On May 18, 2011, the Company and Patrick G. Criteser entered into an Employment Agreement, effective as of April 19, 2011 (the “Criteser Employment Agreement”), pursuant to which Mr. Criteser will serve as Interim Co-Chief Executive Officer of the Company, reporting to the Audit Committee of the Board of Directors, and President and CEO of Coffee Bean International, Inc., a subsidiary of the Company (“CBI”), with oversight responsibility for all sales and marketing functions of the Company and CBI, including, without limitation, route sales, and for all Company manufacturing and distribution operations other than the Spice Products division operations. The terms of Mr. Criteser’s employment were previously described in the Company’s Current Report on Form 8-K filed with the SEC on April 6, 2011 and are incorporated herein by reference, with the exception of the definition of “Good Reason” which was clarified in the same manner as the Wahba Employment Agreement described above. In addition, the equity awards provided in the Criteser Employment Agreement were made on May 19, 2011 as described below in Item 5.02(e). The foregoing description does not purport to be complete and is qualified in its entirety by the full text of the Criteser Employment Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Mark A. Harding

On May 18, 2011, the Company and Mark A. Harding entered into a Letter Agreement, effective as of April 19, 2011 (the “Harding Letter Agreement”), regarding Mr. Harding’s role in the management transition resulting from the retirement of Roger M. Laverty III and the search for a new Chief Executive Officer. Mr. Harding will continue to have oversight responsibilities for the Company’s route sales operations (west and east), plant operations, distribution, transportation, purchasing and such other duties consistent with his level of responsibility as are assigned by the Board of Directors or either Interim Co-Chief Executive Officer. The terms of Mr. Harding’s employment were previously described in the Company’s Current Report on Form 8-K filed with the SEC on April 6, 2011 and are incorporated herein by reference. The equity awards provided in the Harding Letter Agreement were made on May 19, 2011 as described below in Item 5.02(e). The foregoing description does not purport to be complete and is qualified in its entirety by the full text of the Harding Letter Agreement, which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Indemnification Agreement

In connection with the Criteser Employment Agreement, the Company and Mr. Criteser entered into the Company’s standard form of Indemnification Agreement for directors and officers, effective April 19, 2011. Pursuant to the Indemnification Agreement, the Company will, to the extent permitted by applicable law, indemnify and hold harmless Mr. Criteser against all expenses, judgments, fines, penalties and amounts paid in settlement in connection with any threatened, pending or completed proceeding by reason of his status as an officer of the Company. The foregoing description is qualified in its entirety by the full text of the Indemnification Agreement, the form of which was filed as Exhibit 10.29 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 10, 2011 and incorporated herein by reference.

Change in Control Severance Agreements

In connection with the Criteser Employment Agreement, the Company and Mr. Criteser entered into the Company’s standard form of Change in Control Severance Agreement for executive officers, effective April 19, 2011. In addition, on May 18, 2011, the Company and Hortensia R. Gómez, the Company’s Vice President and Controller, entered into the same agreement. A brief description of the terms and conditions of the form of Change in Control Severance Agreement was previously filed by the Company in its definitive Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934, filed with the SEC on October 28, 2010 and incorporated herein by reference. The foregoing description is qualified in its entirety by the full text of the Change in Control Severance Agreement, the form of which is attached hereto as Exhibit 10.4 (to update the schedule of executive officers) and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure in Item 1.01 above is incorporated herein by reference.

On May 19, 2011, in accordance with the provisions of the Wahba Employment Agreement, Criteser Employment Agreement and Harding Letter Agreement, the Compensation Committee approved grants of non-qualified stock options and restricted stock under the Farmer Bros. 2007 Omnibus Plan (the “Omnibus Plan”) to Messrs. Wahba, Criteser and Harding, as follows:

Name	Shares of Common Stock Issuable Upon Exercise of Options	Shares of Restricted Stock
Jeffrey A. Wahba	50,000	—
Patrick G. Criteser	50,000	10,384
Mark A. Harding	20,000	—

The stock options have an exercise price equal to $9.63 per share, which was the closing price of the Company’s common stock as reported on the Nasdaq Global Market on May 19, 2011, the date of grant. The stock options have a seven year term expiring on May 19, 2018 and vest on May 19, 2012, provided the executive is still employed by the Company, subject to accelerated vesting in the case of death, permanent incapacity/disability and certain events relating to termination of employment. The stock options were granted under the Omnibus Plan pursuant to the Company’s form of Stock Option Grant Notice and Stock Option Agreement, which was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference.

The shares of restricted stock vest on May 19, 2012, provided Mr. Criteser is still employed by the Company, subject to accelerated vesting in the case of death, permanent incapacity and certain events relating to termination of employment. The awards of restricted stock were granted under the Omnibus Plan pursuant to the Company’s form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement, which was previously filed as

Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement, effective as of April 19, 2011, by and between Farmer Bros. Co. and Jeffrey A. Wahba.*

10.2	Employment Agreement, effective as of April 19, 2011, by and between Farmer Bros. Co. and Patrick G. Criteser.*

10.3	Letter Agreement, effective as of April 19, 2011, by and between Farmer Bros. Co. and Mark A. Harding.*

10.4	Form of Change in Control Severance Agreement for Executive Officers of the Company (with schedule of executive officers attached).*

*	Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2011

FARMER BROS. CO.

By:	/s/ Jeffrey A. Wahba
Jeffrey A. Wahba
Interim Co-Chief Executive Officer, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement, effective as of April 19, 2011, by and between Farmer Bros. Co. and Jeffrey A. Wahba.*

10.2	Employment Agreement, effective as of April 19, 2011, by and between Farmer Bros. Co. and Patrick G. Criteser.*

10.3	Letter Agreement, effective as of April 19, 2011, by and between Farmer Bros. Co. and Mark A. Harding.*

10.4	Form of Change in Control Severance Agreement for Executive Officers of the Company (with schedule of executive officers attached).*

*	Management contract or compensatory plan or arrangement.